                           STEPHEN P. HIGGINS, C.P.A.
                               67 DUMBARTON DRIVE
                           HUNTINGTON, NEW YORK 11743
                                 (516) 271-0381
                               FAX (516) 271-0385





                         THE ACCORD GROUP, INC., ET AL

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1997






                                   EXHIBIT 1

                           STEPHEN P. HIGGINS, C.P.A.
                               67 DUMBARTON DRIVE
                           HUNTINGTON, NEW YORK 11743
                                 (516) 271-0381
                               FAX (516) 271-0385






                         THE ACCORD GROUP, INC., ET AL
                               TABLE OF CONTENTS
                               DECEMBER 31, 1997



                                                                           PAGE
                                                                           ----

AUDITORS REPORT                                                              1


CONSOLIDATED BALANCE SHEET                                                   2


CONSOLIDATED STATEMENT OF INCOME
AND RETAINED EARNINGS                                                        3


CONSOLIDATED STATEMENT OF CHANGES IN
STOCKHOLDERS EQUITY                                                          4


CONSOLIDATED STATEMENT OF CASH FLOWS                                         5


NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS                             6-8

                           Stephen P. Higgins, C.P.A.
                               67 Dumbarton Drive
                           Huntington, New York 11743
                                 (516) 271-0381
                               Fax (516) 271-0385



Mr. Richard Singer, President
The Accord Group, Inc., et al
80 Seaview Boulevard
Port Washington, New York  11050


We have audited the balance sheet of The Accord Group, Inc., et al as of December 31, 1997 and the related consolidated statements of income, retained earnings, changes in stockholders equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Accord Group, Inc., et al at December 31, 1997 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Stephen P. Higgins, C.P.A.

Huntington, New York
April 10, 1998

                         THE ACCORD GROUP, INC., ET AL
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997

CURRENT ASSETS

    Cash & Cash Equivalents                        $226,300
    Receivables                                     512,662
                                                   --------
        TOTAL CURRENT ASSETS                                     $738,962

Fixed Assets At Cost, Net of Accumulated
    Depreciation & Amortization                                    98,045

Organization Costs, net                                             9,252

OTHER ASSETS

    Security Deposits                              $ 11,181
                                                   --------
        TOTAL OTHER ASSETS                                         11,181
                                                                 --------
        TOTAL ASSETS                                             $857,440
                                                                 ========

                       LIABILITIES & SHAREHOLDER'S EQUITY

CURRENT LIABILITIES

    Accounts Payable & Accrued Expenses            $18,586
    Taxes Payable                                    5,200
                                                   -------
            TOTAL CURRENT LIABILITIES                            $ 23,786

    Due to Shareholder                                             50,000
    Minority Interests                                              2,037
                                                                 --------

            TOTAL LIABILITIES                                    $ 75,823

SHAREHOLDER'S EQUITY

    Common Stock, $.001 Par Value 20,000,000
     Shares Authorized, 9,753,375 Issued and
     Outstanding                                   $  9,753
    Paid in Capital                                 657,396
    Retained Earnings                               114,468
                                                   --------
            TOTAL SHAREHOLDER'S EQUITY                           $781,617
                                                                 --------
            TOTAL LIABILITIES & SHAREHOLDER'S
             EQUITY                                              $857,440
                                                                 ========

The Notes are an integral part of the Financial Statements.

                         THE ACCORD GROUP, INC., ET AL
                           CONSOLIDATED STATEMENT OF
                      INCOME (LOSS) AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

REVENUE                                                $530,959

DIRECT COSTS                                            145,000
                                                       --------
     GROSS PROFIT                                      $385,959

SELLING, GENERAL & ADMINISTRATIVE EXPENSES              324,518
                                                       --------
INCOME FROM OPERATIONS                                 $ 61,441

OTHER (INCOME) AND EXPENSE

     INTEREST EXPENSE                                     4,000

     DEPRECIATION & AMORTIZATION                         19,820
                                                       --------
               TOTAL OTHER (INCOME) AND EXPENSE        $ 23,820
                                                       --------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES          37,621

     PROVISION FOR INCOME TAXES                           5,200
                                                       --------
NET INCOME (LOSS)                                      $ 32,421

RETAINED EARNINGS -- BEGINNING                           82,047
                                                       --------
RETAINED EARNINGS -- DECEMBER 31, 1997                 $114,468
                                                       ========
NET INCOME PER SHARE                                   $  0.003
                                                       ========


The Notes are an integral part of the Financial Statements.

                          THE ACCORD GROUP, INC. ET AL
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS, EQUITY
                               FOR THE YEAR ENDED
                               DECEMBER 31, 1997


                                                                      Additional
                               Number          Par         Common      Paid In       Retained       Stockholders'
                              of Shares       Value         Stock      Capital       Earnings          Equity
Balance January 1, 1997             200         .01      $      2     $              $122,045       $122,047

Common Stock Issued           3,999,800         .01        39,998                     (39,998)

Common Stock Sold               680,000         .01         6,800      673,200                       680,000

Common Stock Converted:      (4,680,000)        .01       (46,800)                                   (46,800)
                              9,753,000        .001         9,753      (15,804)                       (6,051)

Net Income                                                                             32,421         32,421
                             ----------        ----      --------     --------       --------       --------
Balance December 31, 1997     9,753,000        .001      $  9,753     $657,396       $114,468       $781,617
                             ==========        ====      ========     ========       ========       ========

See Notes are an integral part of the Financial Statements.

                         THE ACCORD GROUP, INC., ET AL
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997



                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


CASH FLOWS FROM OPERATING ACTIVITIES:

     Net Income                                                  $  32,421

     Adjustments to Reconcile Net Income to
       Net Cash Provided By Operating Activities:

          Depreciation and Amortization           $  19,820

     Change in Assets and Liabilities:

          Accounts Receivable                      (428,662)
          Taxes Payable                               5,200
          Accounts Payable and Accrued Expenses      15,721
                                                  ---------
            Total Adjustments                                    $(387,921)
                                                                 ---------

          Net Cash Used By Operating Activities                  $(355,500)


CASH FLOWS FROM INVESTING ACTIVITIES:

     Capital Expenditures                         $ (45,000)
     Purchase of Common Stock                       (61,000)
     Issuance of Common Stock                       680,000
                                                  ---------

          Net Cash Provided By
            Investing Activities                                   574,000
                                                                 ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                        $ 218,500

CASH AND CASH EQUIVALENTS--BEGINNING OF YEAR                         7,800

CASH AND CASH EQUIVALENTS--END OF YEAR                           $ 226,300
                                                                 =========



The Notes are an integral part of
  the Financial Statements.

                         THE ACCORD GROUP, INC., ET AL
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


Note 1 - Summary of Significant Accounting Policies

Organization

The Accord Group Inc. ("Accord") purchased 80% of the outstanding shares of Kurel Products, Inc. ("Kurel") on December 19, 1997. Simultaneously with the purchase the shareholder approved a reverse merger and name change which increased capital to 20,000,000 shares of $.001 par value common stock.

Principles of Consolidation

The consolidated financial statements include the accounts of The Accord Group, Inc. ("Accord") and all of its majority-owned subsidiaries, after elimination of all significant intercompany transactions and accounts. Consolidated subsidiaries include Securities Resolution Advisors, Inc. ("SRA"), a wholly-owned subsidiary; and Kurel, an eighty percent owned subsidiary.

Minority interest, reported in these consolidated financial statements, represents the twenty percent of common stock of Kurel owned by minority shareholders.

Business Operations

Accord, through SRA, services the investing community who have lost money due to the advice, lack of fiduciary responsibility, fraud and numerous other reasons. SRA advises it customers as to an appropriate coarse of action in regard to arbitration as well as settlement with brokers as well as brokerage firms. If an action is warranted, SRA will prepare all necessary documentation in order to file an arbitration with the appropriate regulatory agency. All services are rendered on a contingency basis.

Basis of Accounting

Accord maintains its books on the accrual basis of accounting for financial statement and income tax preparation.

Depreciation & Amortization

Depreciation & Amortization are calculated using the straight-line method over the estimated useful life or remaining lease term for leasehold improvements. Renewals and betterments are capitalized to the related asset. Repairs & Maintenance are charged to expense as incurred.

                         THE ACCORD GROUP, INC., ET AL
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

Cash and Cash Equivalents

For purposes of the statement of cash flows, Accord considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Organization Costs

Organization costs are being amortized over five years using the straight-line method.

Note 2 - Fixed Assets

Fixed Assets at December 31, 1997 are comprised of:

    Computer and Office Equipment and
     Office Furniture                     $124,124

    Less:  Accumulated Depreciation &
            Amortization                    26,079
                                          --------
    Net Fixed Assets                      $ 98,045
                                          ========

Note 3 - Commitments

Accord rents office space located in Port Washington, New York under a non-cancelable operating lease expiring in March 1999. Future minimum lease payments for each of the next 2 years and in aggregate are as follows:

            December 31, 1998              $26,400
                         1999                3,600
                                           -------
                      TOTAL                $30,000
                                           =======

Note 4 - Concentrated Credit Risks

Accord is principally engaged in arbitration settlement. Consequently, Accord's ability to collect the amounts due from customers may be affected by economic fluctuations.

                         THE ACCORD GROUP, INC., ET AL
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

Note 5 - Related Party Transactions

During the year ended December 31, 1996 a shareholder advanced monies totalling $50,000 in the form of unsecured demand notes to fund operations. These loans bear interest at 8% per annum.